SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

RURAL CELLULAR CORPORATION

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-27416	41-1693295

(Commission File Number)	(IRS Employer Identification No.)

3905 Dakota Street S.W., Alexandria, Minnesota	56308

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(320) 762-2000

Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Consent of Deloitte & Touche LLP
Report of Independent Registered Accounting Firm and Consolidated Financial Statements for Rural Cellular Corporation
Report of Independent Registered Accounting Firm and Financial Statements for RCC Minnesota, Inc.

Item 8.01 Other Events.

     In connection with the recent private placement of Senior Secured Floating Rate Notes due 2010 and 8¼% Senior Secured Notes Due 2012 (“Senior Secured Notes”), and the filing of a registration statement for the exchange of the Senior Secured Notes, Rural Cellular Corporation (“RCC,” and “the registrant”) conformed the presentation of previously issued financial statements to include the condensed consolidating financial information of RCC, its guarantor subsidiaries, and its non-guarantor subsidiaries for the years ended December 31, 2003, 2002, and 2001. Wireless Alliance, LLC is not a restricted subsidiary and will not be a guarantor of the notes.

     Additionally, the financial statements of RCC Minnesota, Inc. are presented to comply with the requirement under Rule 3-16 of Regulation S-X to provide financial statements of affiliates whose securities collateralize registered securities if certain significance tests are met.

     These newly conformed financial statements of RCC are attached to this Form 8-K as Exhibit 99.1, and the financial statements of RCC Minnesota, Inc. are attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

23	Consent of Deloitte & Touche LLP
99.1	Report of Independent Registered Accounting Firm and Consolidated Financial Statements for Rural Cellular Corporation
99.2	Report of Independent Registered Accounting Firm and Financial Statements for RCC Minnesota, Inc.

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RURAL CELLULAR CORPORATION (Registrant)
Dated: September 15, 2004	/s/ Richard P. Ekstrand
Richard P. Ekstrand
President and Chief Executive Officer

Dated: September 15, 2004	/s/ Wesley E. Schultz
Wesley E. Schultz
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit Number	Description

23	Consent of Deloitte & Touche LLP
99.1	Report of Independent Registered Accounting Firm and Consolidated Financial Statements for Rural Cellular Corporation
99.2	Report of Independent Registered Accounting Firm and Financial Statements for RCC Minnesota, Inc.